TERM PROMISSORY NOTE

$2,000,000.00	Manchester, New Hampshire	May__, 2005

FOR VALUE RECEIVED, the undersigned, BRANDPARTNERS GROUP, INC., a Delaware corporation, and BRANDPARTNERS RETAIL, INC., a New Hampshire corporation, each with executive offices at 10 Main Street, Rochester, New Hampshire 03839 (collectively, the “Borrower”), jointly and severally promise to pay to the order of BANKNORTH, N. A., a national banking association with a business address of 5 Commerce Park North, Bedford, New Hampshire 03110 (the “Bank”), at such address, or such other place or places as the holder hereof may designate in writing from time to time hereafter, the principal sum of TWO MILLION DOLLARS ($2,000,000.00), together with interest, all as provided for hereinbelow, in lawful money of the United States of America.

Commencing thirty (30) days from the date hereof (or on any day within 30 days of the date hereof agreed to by the Borrower and the Bank to provide for a convenient payment date) and continuing on the same day of each month thereafter, Borrower shall make thirty-six (36) consecutive equal monthly payments of principal each in the amount of Fifty-five Thousand Five Hundred Fifty-five Dollars and Fifty-six Cents ($55,555.56), together with monthly payments of accrued and unpaid interest on the outstanding principal balance at the rate provided hereinbelow. All remaining outstanding principal and accrued and unpaid interest shall be due and payable in full on May 4, 2008.

The outstanding principal balance of this Note shall bear interest at a variable rate equal to the Prime Rate as defined and determined under the Loan Agreement (as hereinafter defined). Each time the Prime Rate changes, the interest rate hereunder shall change contemporaneously with such change in the Prime Rate effective as of the opening of business on the date of change. The Borrower acknowledges that the Prime Rate is used for reference purposes only as an index and is not necessarily the lowest interest rate charged by the Bank on commercial loans. Under and subject to the terms of the Loan Agreement, the Borrower may also elect to have a LIBOR based rate apply to all, but not less than all, of the outstanding principal under this Note. Interest shall be calculated and accrue daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year.

This Note is issued under and subject to the terms, conditions, and limitations of a certain Commercial Loan Agreement of near or even date herewith, entered into by and between the Borrower and the Bank, and as said agreement may be further amended from time to time (collectively, as amended, the “Loan Agreement”). The holder of this Note is entitled to all of the benefits and rights of the Bank under the Loan Agreement. However, neither this reference to the Loan Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the undersigned to pay the principal and interest on this Note as herein provided. Any capitalized term used in this Note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Loan Agreement.

The Borrower may prepay outstanding principal under this Note only in accordance with and subject to the terms and conditions of the Loan Agreement and the payment of fees as provided therein. In the event that any such prepayment shall be made by the Borrower, the amount thereof shall be applied first to accrued interest and thereafter to principal in reverse order of maturity. Partial prepayments of principal shall not reduce the amount of monthly installments of principal hereunder. Any prepayment may also result in payments due from the Borrower to Bank in accordance with the terms of that certain ISDA Master Agreement between the Borrower and Bank of near or even date herewith, and under any similar agreement between Borrower and Bank pertaining to any interest rate swap, cap, floor or hedging transaction.

This Note is being executed and delivered in accordance with the terms of the Loan Agreement and the documents defined therein as the “Loan Documents”. The payment and performance of the obligations contained in the Loan Documents are secured by the collateral granted to the Bank therein (the “Collateral”).

At the option of the Bank, this Note and all outstanding principal hereunder shall become immediately due and payable in full, without further demand or notice, if any payment due hereunder is not paid when due or upon the occurrence of an Event of Default under the terms of the Loan Agreement.

The holder may impose upon the Borrower a delinquency charge of five percent (5%) of the amount of any principal or interest not paid on or before the tenth (10th) day after such installment is due. The entire principal balance hereof, together with accrued interest, shall after maturity, whether by demand, acceleration or otherwise, bear interest at the Prime Rate plus an additional five percent (5%) per annum.

The Borrower agrees that any other property upon or in which the Borrower has granted or hereafter grants the holder a mortgage or security interest, securing the payment and performance of any other liability of the Borrower to the holder, shall also constitute collateral securing this Note.  Borrower hereby grants to Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Banknorth Group, Inc. and its successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Borrower), Bank may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

The Borrower, and every maker, endorser, or guarantor of this Note, jointly and severally, agree to pay on demand all reasonable out-of-pocket costs of collection hereof, including reasonable attorneys' fees, whether or not any foreclosure or other action is instituted by the holder in its discretion.

No delay or omission on the part of the holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion.

The acceptance by the holder hereof of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the holder hereof under this Note.

All rights and remedies of the holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New Hampshire. The holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof and to act in a commercially reasonable manner. Surrender of this Note, upon payment or otherwise, shall not affect the right of the holder to retain the Collateral as security for the payment and performance of any other liability of the Borrower to the holder as set forth in the Loan Documents.

The Borrower, and every maker, endorser, or guarantor of this Note, hereby jointly waive, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices and assents (1) to any extension of the time of payment or any other indulgence, (2) to any substitution, exchange or release of Collateral, and (3) to the release of any other person primarily or secondarily liable for the obligations evidenced hereby.

This Note and the provisions hereof shall be binding upon the Borrower and the Borrower's successors, legal representatives and assigns and shall inure to the benefit of the holder, the holder's heirs, administrators, executors, successors, legal representatives and assigns.

The word “holder” as used herein shall mean the payee or endorsee of this Note who is in possession of it, or the bearer, if this Note is at the time payable to the bearer.

Upon receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note, Borrower will issue, in lieu hereof, a replacement note in the same principal amount thereof and otherwise of like tenor.

This Note may not be amended, changed or modified in any respect except by a written document which has been executed by each party. This Note constitutes a New Hampshire contract to be governed by the laws of such state and to be paid and performed therein.

The provisions of this Note are expressly subject to the condition that in no event shall the amount paid or agreed to be paid to the holder hereunder and deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance hereunder allowed by applicable law, if any, (the “Maximum Allowable Rate”), which shall mean the law in effect on the date hereof, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to this Note, then this Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provisions of this Note results in the interest rate hereunder being in excess of the Maximum Allowable Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If notwithstanding the foregoing, the holder receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance hereunder and not a payment of interest.

BORROWER AND BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OF BANK AND BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

[SIGNATURE PAGE FOLLOWS]

Executed and delivered this   day of May, 2005.

WITNESSES:	BORROWER:

BRANDPARTNERS GROUP, INC.

	By:	/s/
Signature and Title/Duly Authorized

BRANDPARTNERS RETAIL, INC.

By:	/s/
Signature and Title/Duly Authorized